Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
September 30, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.8375%


Excess Protection Level
   3 Month Average  6.01%
      September, 1998  5.13%
      August, 1998  6.90%
      July, 1998  6.01%



Cash Yield                                              18.07%


Investor Charge Offs                                    5.11%


Base Rate                                               7.84%


Over 35 Day Delinquency                                 5.57%


Seller's Interest                                       26.56%


Total Payment Rate                                      9.71%


Total Principal Balance                                $3,778,658,611.12


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,003,658,611.11